UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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         Delaware                       000-27969                94-3180138
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

     In accordance with guidance from the Securities and Exchange Commission (the "SEC") in SEC Release numbers 33-8216 and 34-47583, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the SEC made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing.

     On April 28, 2003, Immersion issued a press release (the "Press Release") announcing the Company's financial results for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include or relate to Immersion's future revenue and operating results, customer demand for medical and force feedback products, realization of revenues and other benefits under third party agreements and the effect of the economic downturn. These and other risks related to Immersion are detailed in Immersion's most recent annual report on Form 10-K for the year ended December 31, 2002, as filed with the SEC on March 28, 2003. Immersion does not undertake any obligation to update forward-looking statements.



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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.         Description
-----------         -----------

     99.1 Press Release dated April 28, 2003 regarding financial information for Immersion for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMMERSION CORPORATION


Date:  April 28, 2003         By:  /s/ Victor Viegas
                                  ------------------
                                  Victor Viegas
                                  President, Chief Executive Officer, Chief
                                  Financial Officer and Director




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------

     99.1 Press Release dated April 28, 2003 regarding financial information for Immersion for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003.